Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

Dated as of August 14, 2015

among

PLAINS ALL AMERICAN PIPELINE, L.P.,

as Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent,

and

CITIBANK, N.A., JPMORGAN CHASE BANK, N.A.

and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

DNB BANK ASA, NEW YORK BRANCH and MIZUHO BANK, LTD.,
as Co-Documentation Agents,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

CITIGROUP GLOBAL MARKETS INC., DNB MARKETS, INC.,

J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD. and

WELLS FARGO SECURITIES, LLC,

as

Joint Lead Arrangers and Joint Bookrunners

Senior Unsecured 364- Day Revolving Credit Facility

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this “Amendment”) dated as of the 14th day of August, 2015, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain 364-Day Credit Agreement dated as of January 16, 2015 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Lead Arranger”), has, at the Borrower’s request, syndicated and arranged for an extension of the maturity date set forth in the Original Agreement, and pursuant thereto, the Borrowers, Administrative Agent and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.                  Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.                  Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.                  Definitions.

(a)                                 Maturity Date.  The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means August 12, 2016.

1

ARTICLE III. — Conditions of Effectiveness

§ 3.1.                  Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and Borrower;

(ii)                                  such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which Borrower is a party delivered pursuant to this §3.1;

(iii)                               such documents and certifications as the Administrative Agent may reasonably require to evidence that Borrower, General Partner and GP LLC are duly organized or formed, and that Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;

(iv)                              favorable opinions of (A) Richard McGee, Esq., General Counsel for Borrower and (B) Norton Rose Fulbright US LLP, special Texas and New York counsel to the Borrower, addressed to the Administrative Agent and each Lender;

(v)                                 a certificate signed by a Responsible Officer of Borrower certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied and (B) that there has been no event or circumstance since December 31, 2014 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(vi)                              such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

(b)                                 All consents, licenses and approvals required in connection with the execution, delivery and performance by Borrower and the validity against Borrower of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.

(c)                                  There shall not have occurred during the period from December 31, 2014 through and including the Amendment Effective Date any event or condition that has had or could

2

reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, and there shall be no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d)                                 Any fees due the Lead Arranger, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by the Lead Arranger and Administrative Agent, in each case, as agreed in writing by the Borrower, required to be paid on or before the Amendment Effective Date shall have been paid.

(e)                                  Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this §3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide Borrower with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.                  Representations and Warranties of Borrower.  In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)                                 The representations and warranties of Borrower contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)                                 No Default has occurred and is continuing as of the Amendment Effective Date.

ARTICLE V. — Miscellaneous

§ 5.1.                  Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower.  Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of

3

Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.                  Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3.                  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4.                  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.                  ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PAA 364-Day 1st Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

PAA 364-Day 1st Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

PAA 364-Day 1st Amendment

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized signer

PAA 364-Day 1st Amendment

DNB BANK ASA, NEW YORK BRANCH,
as Co-Documentation Agent

By:	/s/ Caroline Adams
Name:	Caroline Adams
Title:	First Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

DNB CAPITAL LLC,
as a Lender

By:	/s/ Caroline Adams
Name:	Caroline Adams
Title:	First Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

PAA 364-Day 1st Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agent and a Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

PAA 364-Day 1st Amendment

CITIBANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

PAA 364-Day 1st Amendment

MIZUHO BANK, LTD.,
as Co-Documentation Agent and a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

PAA 364-Day 1st Amendment

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Jamie Grunsky
Name:	Jamie Grunsky
Title:	Banking Officer

PAA 364-Day 1st Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Virgina Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

PAA 364-Day 1st Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

PAA 364-Day 1st Amendment

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

PAA 364-Day 1st Amendment

COMPASS BANK,
as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

PAA 364-Day 1st Amendment

BNP PARIBAS,
as a Lender

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

By:	/s/ Reginald Crichlow
Name:	Reginald Crichlow
Title:	Vice President

PAA 364-Day 1st Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

PAA 364-Day 1st Amendment

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

PAA 364-Day 1st Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

PAA 364-Day 1st Amendment

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

PAA 364-Day 1st Amendment

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

PAA 364-Day 1st Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

PAA 364-Day 1st Amendment

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ James Morgan
Name:	James Morgan
Title:	Executive Director
Regional Functional Head
Banking Product Services US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

PAA 364-Day 1st Amendment

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

PAA 364-Day 1st Amendment

ING CAPITAL LLC,
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Hans Beekmans
Name:	Hans Beekmans
Title:	Director

PAA 364-Day 1st Amendment

REGIONS BANK,
as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Senior Vice President

PAA 364-Day 1st Amendment

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Michiel van der Voort
Name:	Michiel van der Voort
Title:	Managing Director

PAA 364-Day 1st Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

PAA 364-Day 1st Amendment

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denise He
Name:	Denise He
Title:	Assistant Vice President

PAA 364-Day 1st Amendment